Corporate Overview August 10, 2016 Exhibit 99.1

Safe Harbor Statement This presentation includes forward-looking statements about our business prospects, financial position, and development of vepoloxamer and AIR001 for therapeutic use in humans. Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict.  Actual events or performance may differ materially from our expectations indicated by these forward-looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to repay outstanding debt as payments come due; our ability to establish and protect proprietary rights related to our product candidates; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our quarterly report on Form 10-Q filed with the SEC on August 9, 2016. We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law.

Preclinical Phase 1 Phase 2 Phase 3 Heart Failure (HFpEF) Preclinical Phase 1 Phase 2 Phase 3 Sickle Cell Disease Heart Failure (HFrEF) Ischemic Stroke Vepoloxamer AIR001 Product Candidate Pipeline Enrolling Top-line results expected Sep. 2016 Phase 2-ready Enrolling

Vepoloxamer: A Novel Biophysical Agent Corrects defects in membrane surface tension, an underlying feature of multiple diseases “Bio-physical” mechanism of action offers lower development risk; Targets damaged tissue; little or no activity in healthy tissue Not metabolized; no active metabolites to track, no difference in fast vs slow metabolizers, less susceptible to drug-drug interactions Less susceptible to genetic variation; independent of receptors, etc. Damaged Cell Membrane? Vepoloxamer Adheres Healthy Cell Membrane? Vepoloxamer Inactive

Pathologies and Conditions Related to Defects in Membrane Surface Tension Sickle Cell Disease Chronic & Acute Heart Failure Ischemic Stroke Surface Tension Pathologies Elevated blood viscosity Cellular aggregation Cellular adhesion Loss of membrane barrier function / repair capacity Dysfunctional coagulation Examples

Vepoloxamer in Sickle Cell Disease Objective: Improve blood flow to prevent ischemic injury and shorten duration of crisis Phase 3 Study – Enrollment Complete

Overview of Sickle Cell Disease

- **A chronic genetic disorder and rare (orphan) disease**
  - Affects ~100,000 people in the U.S. and is characterized by severe deformation of red blood cells
- **Hallmark of disease is a "vaso-occlusive crisis" (VOC)**
  - Reduces blood flow and causes ischemic injury to tissues and organs
  - Exceedingly painful condition and a leading cause of hospitalization
  - 80-100k hospitalizations annually in the U.S. with average hospital stay of 4-5 days
- **Current treatment is palliative**
  - Consisting of hydration and IV opioids
  - Does not treat underlying pathophysiology of the disease
  - No VOC interventional therapy available
- **Significant unmet need**
  - <u>No approved agents</u> to shorten duration or severity of crisis
  - Shorter life expectancy due to ischemic injury (~45y)

Sources: Life-expectancy: Hassell, K. Am J Prev Med 2010; 38(4S): S512-521; Utilization data calculated from data in Brousseau, D., et al., Acute Care Utilization and Rehospitalizations for Sickle Cell Disease JAMA Apr 7 2010 and HCUP 2010-2012; SCD prevalent pop: Brousseau DC, Panepinto JA, Nimmer M, Hoffmann RG. The number of people with sickle-cell disease in the United States: national and state estimates. Am J Hematol 2010;85:77-8; Steinberg, M.H., Management of Sickle Cell Disease, New Eng J Med; 1999; Vol 340, No 13; Platt, et al., Mortality in Sickle Cell Disease (N Engl J Med 1994;330:1639-44)

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Vepoloxamer in Sickle Cell Disease (SCD) The underlying pathology of vaso-occlusive crisis is reduced blood flow Vepoloxamer improves blood flow by addressing multiple pathological mechanisms: Adhesion Hemolysis Aggregation Viscosity Objective of treatment with vepoloxamer: Improve blood flow to prevent ischemic injury and shorten the duration of crisis

Vepoloxamer Improved Blood Flow in Sickle Cell Patients Source: J. Investig. Med. 2004;52(6):402-6 Vepoloxamer Placebo Before Infusion (Crisis Baseline) Velocity (mm/sec) 0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2-Hours After Loading 7-Hours After Loading Double-blind assessment of red cell velocity in nine sickle cell patients experiencing vaso-occlusive crisis (p = .00003) Vepoloxamer significantly improved microvascular blood flow in sickle cell patients experiencing crisis (randomized sub-study)

Vepoloxamer Development History Over 100 nonclinical studies completed Phase 2 SCD – statistically significant shorter crisis and less opioid use Phase 2 ACS* – ~50% shorter hospitalization stay vs. historical control Phase 3 SCD – shorter duration of crisis (p-value = 0.07) Lessons learned from prior sponsors and applied to Mast’s Phase 3 study: Vepoloxamer has activity in SCD Study design is key to success (prior endpoint poorly designed) Key FDA feedback: Utilize a clinically meaningful endpoint Use as objective an endpoint as possible Avoid use of pain scores due to variability Provide a plan to minimize data loss (*Acute chest syndrome, a serious complication of sickle cell crisis)

The Phase 3 “EPIC” Study Evaluation of Purified Poloxamer 188 In Vaso-Occlusive Crisis Largest placebo-controlled study in sickle cell disease ever completed Double-Blind, Placebo-Controlled, International (~75 sites) 388 patients, randomized 1:1 to standard of care +/- vepoloxamer 1hr loading dose followed by 48h continuous infusion Primary Endpoint Duration of crisis (time of randomization to last dose of parenteral opioid) Secondary Endpoints Re-hospitalization for VOC within 14 days Occurrence of acute chest syndrome within 120 hours of randomization Other Assessments Safety Duration of hospitalization Biomarkers Opioid utilization Sub-study outcomes

EPIC Study: Primary Endpoint Assessment: Duration of vaso-occlusive crisis Definition: Time from randomization to last dose of parenteral opioid (LPO) Advantages: Aligns with FDA recommendations Sensitive and specific data collection Objective Minimal data loss Medical expert support Clinically meaningful to experts in the field Powering: 90% power to detect a 17% difference in treatment arms with a statistical significance level of p=0.05

EPIC Study: Safety DSMB Evaluations Independent, unblinded DSMB (4 clinicians and 1 statistician) Meetings at 25, 58, 145 and 250 patients DSMB meeting held at 250 patients No unexpected safety signals identified DSMB members deemed no additional meetings were necessary

EPIC Study: Key Characteristics

- **U.S. patients = ~60%**
- **Average patient age = 15 years (range 4-46, ~30% adults)**
- **Hydroxyurea use = >60%**
- **Blinded analysis at 250 patients:**
  - Average duration of crisis (pooled) & coefficient of variation consistent with statistical assumptions in study design (79h and ~50%)
  - Minimal regional variability (U.S. vs ex-U.S.)

✓ **Top-line data anticipated September 2016**

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Vepoloxamer in SCD: Regulatory Considerations Significant unmet need – no disease-modifying therapies for an ongoing crisis Support among medical / advocacy / patient communities Orphan Drug Designation Fast Track Designation SCD is part of FDA “Patient-Focused Drug Development Initiative” Healthcare disparity concerns NDA-supportive clinical studies: Thorough QT study - complete Special population study - enrolling Repeat-administration study – enrolling One patient who completed the EPIC Study has subsequently received three doses of vepoloxamer in the elective repeat-dose study

Vepoloxamer: Commercial Opportunity in Sickle Cell Disease

SCD: A Lifetime of Complications

"Sickle cell disease is a chronic disease that is punctuated by acute events and that shortens life."

- Premature death
- Multiple organ damage and failure
- Acute papillary necrosis of the kidneys
- Leg ulcers
- Pulmonary hypertension
- Cholelithiasis (gallstones)
- Patient may have early signs of renal disease
- Chronic pain
- **Multiple hospitalizations for VOC per year**
- Avascular necrosis may start to occur as a result of ischemia
- Priapism and pregnancy complications
- Annual eye exams recommended for retinopathy, hemorrhages, and retinal detachments
- Acute Chest Syndrome (common complication of VOC)
- Transfusions may begin for cerebral infarction (stroke)
- Splenectomy (usually before age 8)
- Daily penicillin prophylaxis (through age 5)
- Diagnosis (at birth)

Infant → Childhood → Adolescent → Transition → Young Adult → Adult → Mature Adult → Senior

Source: Martin H. Steinberg, M.D., Management of Sickle Cell Disease, New Eng J Med; 1999; Vol 340, No 13

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Vaso-Occlusive Crisis is the Hallmark of SCD

- **80-100k hospitalizations annually in the U.S.**
- **Current treatment is palliative**
  - **Consisting of hydration and IV opioids**
  - **Does not treat underlying pathophysiology of the disease**
  - **No VOC interventional therapy available**
- **Hospitalized on average for approximately 4-5 days**
- **40% of patients will have acute chest syndrome complication**
- **12-41% are re-hospitalized within 30 days of hospital discharge**
- **Shorter life expectancy due to ischemic injury to organs (~45y)**
- **Organ failure is leading cause of death**

Sources: Life-expectancy: Hassell, K. Am J Prev Med 2010; 38(4S): S512-521; Utilization data calculated from data in Brousseau, D., et al., Acute Care Utilization and Rehospitalizations for Sickle Cell Disease JAMA Apr 7 2010 and HCUP 2010-2012; SCD prevalent pop: Brousseau DC, Panepinto JA, Nimmer M, Hoffmann RG. The number of people with sickle-cell disease in the United States: national and state estimates. Am J Hematol 2010;85:77-8; Steinberg, M.H., Management of Sickle Cell Disease, New Eng J Med; 1999; Vol 340, No 13; Platt, et al., Mortality in Sickle Cell Disease (N Engl J Med 1994;330:1639-44)

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Market Research: Expected Features and Potential Benefits Align with Unmet Needs for VOC Treatment Source: RDS Consulting Group Research Report, 2015

Market Research: Physicians Report a High Percent of Patients to be Treated with Vepoloxamer at Peak Survey-reported time to peak adoption: approx. 6 months) Source: RDS Consulting Group Research Report, 2015, n=30

Development Landscape in SCD

Vepoloxamer has the potential to be the first and only interventional treatment to reduce the duration and severity of an ongoing VOC

Stage	VOC Intervention	VOC Reduction	SCD Corrective Treatment
Marketed		hydroxyurea	Bone Marrow Transplant
Phase 3	vepoloxamer rivipansel	L-glutamine	
Phase 2		SC-411 Sanguinate Sevuparin SelG1 GBT440	
Phase 1		CXA-10 NiCord/CordLn NKTT120 PF-04447943 SCD-101	Gene therapy

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Concentration of SCD Treatment in the U.S. Offers an Attractive Commercial Opportunity Source: Analysis of HCUP NIS 2013 data; Dx 282.62 is 89.7% of all VOCs. Top 500 U.S. hospitals treat nearly 80% of SCD patients in crisis Effective field promotion with small hospital sales force (~30)

U.S. Sickle Cell Disease Hospital Payer Mix Inpatient prospective payment system (IPPS) Patients with public insurance have minimal share of costs Medicaid plans may seek additional funding via CHIP, per diem rates, or modified FFS rates Vepoloxamer expected to meet criteria for additional Medicare payment (NTAP) Source: ADVI analysis, 2015

Commercial Potential Outside the U.S. Over 10 million patients worldwide Europe Approximately 40,000 patients >50% reside in two countries: UK and France Most patients concentrated in large metro areas: Paris and London MENA Over 850,000 with SCD Many treatment centers provide care on par with standard of the U.S. and E.U. Sources: Hassell KL. Population estimates of sickle cell disease in the U.S. Am J Prev Med 2010;38(4 Suppl):S512-21; Data on file, Mast Therapeutics 2015; VOI Consulting analysis, 2015

Vepoloxamer Positioned for Success in SCD Novel therapy for a genetic disease with high unmet needs Unique and relevant mechanism of action No approved disease-modifying therapies available for VOC intervention Significant first-to-market advantage in multiple territories Clinical development >2 years ahead of other SCD programs Orphan Drug Designation in U.S. and E.U. Concentrated market Top 500 U.S. hospitals treat nearly 80% of SCD patients in crisis 96% of SCD patients in the U.S. have insurance coverage Research supports rapid adoption & significant market penetration Ranked 4.4 out of 5 as a “breakthrough medical innovation” by pharmacy directors at key SCD institutions KOLs and community physicians express high intent to use

Development of Vepoloxamer in Heart Failure Objective: Restore Membrane Integrity To Improve Cardiac Performance Phase 2 Study - Enrolling

Development Rationale in Heart Failure Elevated wall tension in a dilated (e.g. failing) heart impairs normal membrane repair activity Permeabilized membranes allow unregulated calcium influx and cardiac troponin leak LD = 1.5 mg/mL vepoloxamer HD = 4.5 mg/mL vepoloxamer Cardiomyocytes Isolated from Animals with Advanced Heart Failure Exhibit Reduced Intracellular Calcium 10µM Ca2+ 1.0µM Ca2+

Heart Failure Model Results Functional improvement (single administration) Vepoloxamer elicited improvements in Left Ventricle (LV) systolic and diastolic function that persisted for up to 2 weeks Ejection fraction (EF) and stroke volume (SV) increased Biomarkers (single administration) Functional improvements supported by significant reductions of NT-pro BNP for up to 2 weeks Membrane sealing supported by significant reductions in plasma troponin for up to 2 weeks Data suggests vepoloxamer can preserve cardiomyocytes by limiting calcium entry into the cell Results support clinical development of vepoloxamer for the treatment of acute and chronic heart failure

Heart Failure Model – Functional Improvement (single administration) 2 Hours Post 24 Hours Post 1 Week Post 2 Weeks Post * p < 0.05 vs. Control * * * * * * * * * * Vepoloxamer elicited improvements in LV systolic and diastolic function that lasted for up to 2 weeks Study conducted by: Hani N. Sabbah, Henry Ford Health System

Heart Failure Model – Biomarkers (single administration) * * * * * * * * * p < 0.05 vs. Control Troponin data suggests vepoloxamer can preserve cardiomyocytes by limiting calcium entry into the cell. Functional improvements supported by significant reductions of NT-proBNP for up to 2 weeks. 2 Hours Post 24 Hours Post 1 Week Post 2 Weeks Post Study conducted by: Hani N. Sabbah, Henry Ford Health System

Heart Failure Phase 2 Study Design Randomized, double-blind, placebo-controlled, multi-center Phase 2 study in chronic heart failure ongoing N=150 patients, 3 dose arms, single 3-hour administration Efficacy assessments: Cardiac function Biomarkers Exercise tolerance Patient enrollment ongoing

Development of Vepoloxamer in Ischemic Stroke Objective: Accelerate reperfusion and reduce reperfusion injury Phase 2-Ready

Vepoloxamer in Ischemic Stroke In stroke, restoring blood flow is critical (“time is tissue”) Vepoloxamer improves blood flow as a stand-alone agent In combination with a thrombolytic, vepoloxamer shortens time to thrombolysis by up to 40% Seals and protects ischemia-injured tissue Neuronal tissue Blood brain barrier integrity tPA alone tPA + Vepoloxamer

Vepoloxamer Alone or with tPA Improves Outcomes in Experimental Stroke Models Two hour occlusion of MCA with silicon coated nylon suture Only 27% of control mice survived vs. 52% of mice treated with poloxamer 188* (n=51) PLOS ONE 2013 (8) 4: e61641 * Vepoloxamer is purified poloxamer 188

SBIR Grant-Funded Research SBIR grant awarded by NIH in August 2016 Phase 1 nonclinical study Evaluate the effect of a combination treatment with vepoloxamer and tissue plasminogen activator (tPA) on infarct volume and functional outcome in a nonclinical model of embolic stroke

Key Data Generated by Mast Following Acquisition of Vepoloxamer

2013 — 2014 — 2015

Sickle Cell Disease

April 2013
7th Annual SCD Research & Educational Symposium
MST-188 reduced aggregation of both older and younger RBC, with a greater effect on older RBC (nonclinical)

July 2013
Positive results in QT/QTc clinical study (primary endpoint met)

April 2014
8th Annual SCD Research & Educational Symposium
MST-188 decreased inflammation/ aggregation (nonclinical)

2014 ASH
MST-188 microparticle antagonism data findings presented (nonclinical)

April 2014 –
9th Annual SCD Research & Educational Symposium
MST-188 showed improvement in fragility, hemolysis, and adhesion in SCD RBCs (nonclinical)

2015 ASH
3 MST-188 nonclinical studies : (1) anti-adhesive effects on RBCs and protective effects on membranes/platelets, (2) reductions in adherent sickle RBCs to immobilized VCAM and hemolysis, and (3) preserved platelet function under extended storage conditions

Heart Failure / Stroke

Jan 2014
Positive data with single dose of MST-188 in nonclinical model of chronic heart failure (statistically significant improvement in key parameters of heart function)

Feb 2014
Additional positive data in nonclinical chronic heart failure model

Nov 2014
2014 American Heart Association Scientific Sessions
MST-188 nonclinical heart failure study biomarker data

Feb 2015
2015 International Stroke Conference
MST-188 showed improvements in neurologic function and reduced tissue loss (nonclinical)

March 2015
Nonclinical results reproduced earlier findings in advanced heart failure and demonstrated prolonged treatment effect

Sept 2015
19th Annual Scientific Meeting of the Heart Failure Society of America (HFSA)
MST-188 showed reduction in calcium-mediated cardiomyocyte dysfunction and death (nonclinical)

Nov 2015
2014 American Heart Association Scientific Sessions
MST-188 showed improvements in LV systolic function (nonclinical)

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Vepoloxamer Market Exclusivity Form of Protection Indication Status Orphan Drug Designation (Market Exclusivity) SCD Granted (US/EU) Patents – Composition of matter SCD, HF, IS US 9,403,941 (to 2035), also pending w/w Patents – New formulation HF Filed, pending w/w Patents – Methods of use SCD, HF, IS Filed, pending w/w Data Exclusivity SCD, HF, IS Eligible (US/EU) Trade Secret & Know-How SCD, HF, IS Varies SCD = sickle cell disease HF = heart failure IS = ischemic stroke

Development of AIR001 in Heart Failure Objective: Improve exercise tolerance and hemodynamics in HFpEF patients Multiple Phase 2 Studies

AIR001 Overview AIR001 is nitrite* for intermittent inhalation Delivered via proprietary handheld nebulizer Activity includes dilation of blood vessels and reduced inflammation Not limited to role as nitric oxide donor as nitrite has direct mitochondrial oxygen-sparing activity Hemodynamic benefits include reductions in: Pulmonary capillary wedge pressure Right atrial pressure Mean pulmonary arterial pressure Safety data available in approximately 140 subjects (well-tolerated) * Note: Nitrite is a different molecule and has separate activity compared to organonitrates or nitric oxide.

AIR001 Clinical Data Three Phase 1 studies Established Maximum Tolerated Dose (MTD) Acute improvements in hypoxia-induced pulmonary hypertension No drug-drug interaction with sildenafil Phase 2a study in PAH (n=29) Well-tolerated; no treatment-related serious adverse events Improvements seen in median pulmonary vascular resistance (PVR) and median distances in 6-minute walk test Methemoglobin levels remained normal (<1.5%) Phase 2a study in HFpEF (n=30) Met primary endpoint; statistically significant decrease in pulmonary capillary wedge pressure during exercise compared to placebo Well-tolerated; no treatment-related serious adverse events

AIR001 Clinical Development Plan Heart Failure with Preserved Ejection Fraction (HFpEF) Responsible for ~50% of heart failure hospitalizations No approved medications Supporting ongoing institutional-sponsored Phase 2a study Evaluating hemodynamic effects – interim data expected mid-2016 Reported positive interim data in May 2016 AIR001 recently selected by the Heart Failure Clinical Research Network for Phase 2 study in HFpEF n=100 Multicenter, randomized, double-blind, placebo-controlled First patient enrolled July 2016

MSTX Financial Overview Cash/investments at 6/30/2016: $35.1 million Principal debt balance: $14.1 million* $10 million prepayment on 10/14/16 if EPIC data not positive or not announced Market capitalization: ~$72 million* Shares outstanding: ~ 212 million* Average daily volume (3 mo.): ~ 3.3 million* * As of August 5, 2016

Management Team and Board of Directors

Management Team

Brian Culley, CEO	Neurocrine, UC San Diego, The Scripps Research Inst.
Ed Parsley, CMO	Aires, Pfizer, CSL, Encysive, U. Texas Medical
Brandi Roberts, CFO	Alphatec, Artes, Stratagene, Pfizer, PwC
Martin Emanuele, SVP Development	DaVita, SynthRx, Kemia, Avanir, DuPont
Greg Gorgas, SVP Commercial	Theragence, Biogen Idec, Chiron, Cetus, Upjohn Co.
Mark Longer, VP Regulatory	AstraZeneca, Amylin, Pfizer

Board of Directors

Matthew Pauls, CEO	StrongBridge Biopharma
Peter Greenleaf, CEO	Sucampo Pharmaceuticals
Brian Culley, CEO	Mast Therapeutics
Howard Dittrich, EIR, CMO	Frazier Healthcare Partners
David Ramsay, CFO (ret.)	Halozyme

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Key Takeaways and Investment Highlights Mast is the leader in sickle cell disease Potential first-in-class therapy for an orphan disease with high unmet need Enrollment completed in pivotal Phase 3; top-line data expected September More than 2 years ahead of nearest competitor Extensive patient-focused activity: Created the leading SCD app, VOICE Crisis Alert (>3000 downloads) Created the (5th Annual) SCD Drug Development Conference Sponsor and volunteer at charity events, SCD radio show, etc. Vepoloxamer has potential in other serious vascular diseases, including heart failure and stroke Encouraging clinical data generated from AIR001 for heart failure Met primary endpoint in 30-patient randomized blinded trial Selected by HFN as subject of 100-patient Phase 2 study in HFpEF